UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2023

Fusion Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 5th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

(212) 763-0169

 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Original Filing”) of Fusion Acquisition Corp. II (the “Company” or “Fusion”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 1, 2023, to correct a clerical error in the amount of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), reported to be subject to the non-redemption agreements. The full paragraph containing the disclosure with respect to the non-redemption agreements is included in this Amendment in its entirety.

Other than the foregoing, there were no changes to the Original Filing.

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 25, 2023, the Company and Fusion Sponsor II LLC (the “Sponsor”) entered into a non-redemption agreement (the “Initial Non-Redemption Agreement”) with an unaffiliated third party investor (the “Initial Investor”), pursuant to which the Initial Investor has, in connection with the Special Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 220,000 shares of Class A Common Stock (the “Non-Redeemed Shares”). Pursuant to the Initial Non-Redemption Agreement, the Sponsor has agreed to transfer to the Investor 55,500 shares of Class A Common Stock that were originally issued to the Sponsor as shares of Class B common stock prior to Fusion’s initial public offering (the "Founder Shares"), in connection with the consummation of a Business Combination. Between August 28, 2023 and August 31, 2023, the Company and the Sponsor entered into further non-redemption agreements (the “Additional Non-Redemption Agreements”) with additional unaffiliated third party investors (the “Additional Investors”) pursuant to which the Additional Investors have, in connection with the Special Meeting, agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 1,885,697 Non-Redeemed Shares. Pursuant to the Additional Non-Redemption Agreements, the Sponsor has agreed to transfer to the Additional Investors an aggregate of 471,424 Founder Shares. In the aggregate, the Initial Investor and Additional Investors agreed not to redeem, or to reverse and revoke any prior redemption election with respect to 2,105,697 Non-Redeemed Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

Date: September 5, 2023	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer

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